SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 30, 2004



                               ACTUANT CORPORATION
             (Exact name of Registrant as specified in its charter)


         Wisconsin                    1-11288                39-0168610
----------------------------      ----------------        -------------------
(State or other jurisdiction      (Commission File        (I.R.S. Employer
     of incorporation)                 Number)            Identification No.)




                              6100 North Baker Road
                               Milwaukee, WI 53209

           Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (414) 352-4160




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.


         On September 30, 2004, the Company announced its results of operations for the fourth quarter ended August 31, 2004. A copy of the press release announcing the Company's results for the fourth quarter ended August 31, 2004 is attached as Exhibit 99.1 to this report on Form 8-K.


         The information in this Form 8-K (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K (including the exhibit hereto) shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.


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



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 ACTUANT CORPORATION
                                                    (Registrant)


         Date:  September 30, 2004               By:  /s/ Andrew G. Lampereur
                                                 ------------------------------
                                                 Andrew G. Lampereur
                                                 Executive Vice President and
                                                 Chief Financial Officer



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